Exhibit 12.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER
REQUIRED BY THE SARBANES-OXLEY ACT OF 2002

I, Ian Cray, as Chief Financial Officer of United Biscuits Finance plc and Regentrealm Limited, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          the accompanying Annual Report on Form 20-F for the 53 week period ended January 3, 2004 as filed with the U.S. Securities and Exchange Commission (“the Report”) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; as amended; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

By:	/s/ Ian Cray
Chief Financial Officer

Date:       March 30, 2004

A signed original copy of this written statement required by Section 906 has been provided to United Biscuits Finance plc and will be retained by United Biscuits Finance plc and furnished to the Securities and Exchange Commission or its staff upon request.